                                                                   EXHIBIT 10.14

                                     LEASE
                                     -----

                         (SINGLE TENANT MODIFIED NET)

      1.  Parties.
          -------

          THIS LEASE (the "Lease"), dated June 16, 1997, is entered into by and between Richard V. Bowling, Jr. and Kathleen S. Bowling, Trustees of the Bowling Revocable Trust ("Landlord"), whose address is P.O. Box 1085, Danville, CA 94526, and Artisan Components, Inc., a California corporation ("Tenant"), whose address is 2077 Gateway Place, San Jose, CA 95110-1015.

      2.  Premises.
          --------

          Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the building located at 1195 Bordeaux Drive, Sunnyvale, California, consisting of approximately thirty-two thousand six hundred sixty (32,660) square feet and located on that certain real property consisting of approximately two and 41/100ths (2.41) acres as more particularly described in EXHIBIT A, together with a right to use the Outside Area as defined in Paragraph
----------
3.D. (collectively, the "Premises"). Tenant shall at all times during the Term of this Lease have the exclusive right to use the entire Premises, including the Outside Area.

      3.  Definitions.
          -----------

          The following terms shall have the following meanings in this Lease:

          A.   Alterations.  Any alterations, additions or improvements made in,
               -----------
on or about the Building after the Commencement Date, including, but not limited to, lighting, heating, ventilating, air conditioning, electrical, partitioning (other than demountable partitioning), and carpentry installations.

          B.   Building.  That certain building located at 1195 Bordeaux Drive,
               --------
Sunnyvale, California, consisting of approximately thirty-two thousand six hundred sixty (32,660) square feet.

          C.   Commencement Date.  The Commencement Date of this Lease shall be
               -----------------
the first day of the Term determined in accordance with Paragraph 4.A.

          D.   Outside Area.  All areas and facilities within the Premises
               ------------
exclusive of the Building, such as parking areas, sidewalks, landscaped areas, service areas, trash disposal facilities, and similar areas and facilities.

          E.   HVAC.  Heating, ventilating and air conditioning.
               ----

          F.   Interest Rate. Twelve percent (12%) per annum, however, in no
               -------------
event to exceed the maximum rate of interest permitted by law.

          G.   Landlord's Agents.  Landlord's authorized agents, partners,
               -----------------
subsidiaries, directors, officers, trustees and employees.

          H.   Monthly Rent.  The rent payable pursuant to Paragraph 5.A., as
               ------------
adjusted from time to time pursuant to the terms of this Lease.

          I.   Real Property Taxes.  Any form of assessment, license, fee, rent
               -------------------
tax, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, gift, inheritance, transfer or franchise taxes), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is: (i) determined by the area of the Premises or any part thereof or the rent and other sums payable hereunder by Tenant, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such rent or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the Premises or any part thereof; (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises whether or not now customary or within the contemplation of the parties; or (v) surcharged against the parking area.

          J.   Rent.  Monthly Rent plus the Additional Rent defined in Paragraph
               ----
5.B.

          K.   Security Deposit.  That amount paid by Tenant pursuant to
               ----------------
Paragraph 7.

          L.   Sublet.  Any transfer, sublet, assignment, license or concession
               ------
agreement, change of ownership, mortgage, or hypothecation of this Lease or the Tenant's interest in the Lease or in and to all or a portion of the Premises.

          M.   Subrent.  Any consideration of any kind received, or to be
               -------
received, by Tenant from a Subtenant if such sums are related to Tenant's interest in this Lease or in the Premises.

          N.   Subtenant.  The person or entity with whom a Sublet agreement is
               ---------
proposed to be or is made.

          O.   Tenant Improvements.  Those certain improvements to the Building
               -------------------
to be constructed by Tenant pursuant to EXHIBIT B.
                                        ---------

          P.   Tenant's Personal Property.  Tenant's trade fixtures, furniture,
               --------------------------
equipment and other personal property in the Premises.

          Q.   Term.  The term of this Lease set forth in Paragraph 4.A., as it
               ----
may be extended hereunder pursuant to any options to extend granted herein.

      4.  Lease Term.
          ----------

          A.   Term.  The Term of this Lease shall be seven (7) years,
               ----
commencing on the Commencement Date and expiring seven (7) years thereafter, unless sooner terminated and subject to any extension granted hereunder. The Commencement Date of this Lease shall be the earliest occurring of the following:

               (i) The date a Notice of Completion for the Exterior ADA Work, the Seismic Work and the Tenant Improvements to be constructed or installed by Tenant pursuant to EXHIBIT B is filed by Tenant's contractor; or
                   ---------

               (ii) The date the City of Sunnyvale has approved the Exterior ADA Work, the Seismic Work and the Tenant Improvements constructed pursuant to EXHIBIT B in accordance with its building code, evidenced by its completion of a
---------
final inspection and written approval of such improvements as so completed in accordance with the building permit issued for such work; or

               (iii) The date Tenant commences occupancy of the Premises and commences operation of its business in the Premises.

When the actual Commencement Date is determined, the parties shall execute a Commencement Date Memorandum setting forth such date in the form shown in EXHIBIT C.
---------

          B.   Tenant Delays.  If the Commencement Date has not occurred within
               -------------
seventy-five (75) days after the date this Lease has been fully executed, then, beginning on the seventy-sixth (76th) day and continuing on the first day of each calendar month thereafter until the Commencement Date, Tenant shall pay to Landlord the Monthly Rent set forth in Paragraph 5.A. Notwithstanding the foregoing, if the Exterior ADA Work, the Seismic Work and the Tenant Improvements are not substantially completed within such 75-day period due to no fault of Tenant (as defined below), then, in lieu of the Monthly Rent and Additional Rent due pursuant to Paragraphs 5.A. and 5.B., Tenant shall pay to Landlord monthly, as Monthly Rent, Landlord's actual out-of-pocket costs incurred in connection with the ownership and operation of the Premises during such period, which shall include insurance premiums, Real Property Taxes, principal and interest due under any mortgage or deed of trust recorded against the Premises, and any charges due under any on-going maintenance, repair or service contracts for the Premises, which out-of-pocket costs shall not exceed a total amount of $20,000.00 per month. Such payments by Tenant shall be due beginning on the seventy-sixth (76th) day and continuing on the first day of each calendar month thereafter until the Commencement Date. In no event, however, will the Commencement Date occur later than October 1, 1997 unless delays in completion of the Tenant Improvements and the Seismic Work are due to Landlord's failure to timely approve the Tenant Improvement Plans, and/or the Seismic Plans or Landlord's failure to pay when due the cost of the Exterior ADA Work or the Seismic Work as provided in EXHIBIT B. For purposes of this Lease,
                                        ---------
the term "due to the fault of Tenant" shall mean: (i) Tenant's election to use special materials, finishes or installations which are not readily available;
(ii) Tenant's failure to submit any plans in accordance with time frames specified in EXHIBIT B; (iii) any changes to the Tenant Improvement Plans and/or
             ---------
the Seismic Plans after their approval by Landlord, where such changes are made by Tenant at its election, and not required by Landlord or any governmental authority; and (iv) Tenant's failure to make timely payment of any amounts due to Tenant's architect and/or general contractor in connection with the Tenant Improvements.

          C.   Early Entry.  Tenant shall be permitted to enter the Premises
               -----------
upon execution of this Lease for the purpose of demolishing and/or removing the existing interior improvements in the Building, completing the seismic improvements approved by Landlord, constructing the Tenant Improvements, installing Tenant's equipment and furniture, and otherwise preparing the Premises for Tenant's occupancy. Such early entry shall be at Tenant's sole risk and subject to all the terms and provisions hereof, except for the payment of Rent which, subject to the provisions of Paragraph 4.B., shall commence on the Commencement Date. Tenant shall, however, pay when due any utility charges incurred during such early entry period. Prior to such early entry, Tenant shall deliver to Landlord a certificate of insurance satisfying the requirements set forth in Paragraphs 21.B.(i) and 21.F. Landlord shall have the right to impose such additional reasonable conditions on Tenant's early entry as Landlord shall deem appropriate.

          D.   Delay in Delivery of Possession.  Upon execution of this Lease by
               -------------------------------
Landlord and Tenant, payment by Tenant of the Security Deposit and the Monthly Rent due for the first month of the Term, and delivery to Landlord of Tenant's insurance certificate (collectively, the "Execution Date"), Landlord shall deliver possession of the Premises to Tenant. Notwithstanding anything to the contrary in this Lease, if Landlord fails to deliver possession of the Premises to Tenant on the Execution Date, the Commencement Date and Tenant's obligation to pay Rent or Landlord's out-of-pocket costs incurred in connection with the ownership and operation of the Premises shall be delayed by one day for each day that Landlord fails to deliver possession of the Premises to Tenant. For example if Landlord fails to deliver possession of the Premises to Tenant for five (5) days after the Execution Date, then the Commencement Date, and Tenant's obligation to pay Rent or Landlord's out-of-pocket costs, shall be five (5) days after the date described in Paragraph 4.A. or 4.B. of the Lease, as applicable. In addition, if Landlord fails to deliver possession of the Premises to Tenant within thirty (30) days after the Execution Date, then in addition to Tenant's other rights or remedies, Tenant may terminate this Lease by written notice to Landlord, and in such event Landlord shall promptly refund to Tenant all monies previously paid by Tenant to Landlord.

      5.  Rent.
          ----

          A.   Monthly Rent.  Tenant shall pay to Landlord, in lawful money of
               ------------
the United States, for each calendar month of the Term, net Monthly Rent in accordance with the following schedule, in advance, on the first day of each calendar month and, except as otherwise expressly permitted in this Lease, without abatement, deduction, claim, offset, prior notice or demand, except that the net Monthly Rent due for the first month of the Term shall be paid upon Lease execution.

        Months of Term                  Net Monthly Rent
        --------------                  ----------------

         1 through 12                   $35,926.00/month
        13 through 24                   $37,559.00/month
        25 through 36                   $39,192.00/month
        37 through 48                   $40,825.00/month
        49 through 60                   $42,458.00/month
        61 through 72                   $44,091.00/month
        73 through 84                   $45,724.00/month

Additionally, Tenant shall pay, as and with the net Monthly Rent, the monthly Real Property Taxes as set forth in paragraph 15.

        B.   Additional Rent. All monies required to be paid by Tenant under
             ---------------
this Lease, including Real Property Taxes pursuant to Paragraph 15, and insurance premiums pursuant to Paragraph 21, fee shall be deemed Additional Rent.

        C.   Prorations. If the Commencement Date is not the first (1st) day of
             ----------
a month, or if the termination date of this Lease is not the last day of a month, a prorated installment of Rent based on a thirty (30) day month shall be paid for the fractional month during which the Lease commences or terminates.

     6. Late Payment Charges.
        --------------------

        Tenant acknowledges that late payment by Tenant to Landlord of Rent and other charges provided for under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult or impracticable to fix. Therefore, if any installment of Rent or any other charge due from Tenant is not received by Landlord when due, and such Rent or other charge remains unpaid for more than five (5) days after such amount is due, Tenant shall pay to Landlord an additional sum equal to four percent (4%) of the amount overdue as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. In addition, if any Rent or other sum due hereunder is not paid by Tenant within thirty (30) days after the date such Rent or other payment is due, then Tenant shall pay interest on the amount due at the Interest Rate from the date such Rent or other sum was due until paid.

Initials:
--------

RVB KSB                                 MRT
--------------------                    ---------------------
Landlord                                Tenant

     7. Security Deposit.
        ----------------

        Tenant shall deposit with Landlord upon execution the sum of Forty-Five Thousand Seven Hundred Twenty-Four and no/100th Dollars ($45,724.00) as the Security Deposit for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, Landlord may apply all or any part of the Security Deposit for the payment of any rent or other sum in default, the repair of any damage to the Premises caused by Tenant or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. Tenant hereby waives any restriction on the use or application of the Deposit by Landlord as set forth in California Civil Code
Section 1950.7. If any portion of the Security Deposit is so applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant is not otherwise in default, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days of termination of the Lease. In the event of any termination of Landlord's interest in the Premises, Landlord shall transfer the Security Deposit to Landlord's successor-in-interest whereupon Landlord shall be released from liability for the return of the Security Deposit or the accounting therefor.

      8.  Holding Over.
          ------------

          Tenant shall have no right to holdover possession of the Premises after the expiration or termination of this Lease. If, however, Tenant remains in possession of all or any part of the Premises after the expiration of the Term, or the extended term, if extended, such tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. If Tenant remains in possession either with or without Landlord's consent, Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Monthly Rent payable during the last month of the Term, and any other sums due under this Lease shall be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy shall be subject to every other term, condition, and covenant contained herein. If Tenant fails to surrender the Premises upon the expiration of the Term despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation any claim made by a succeeding tenant, resulting from Tenant's failure to surrender.

      9.  Tenant Improvements.
          -------------------

          If Tenant Improvements are to be constructed within the Premises by Tenant, Tenant agrees to construct such Tenant Improvements pursuant to the terms of EXHIBIT B. Tenant covenants that the Tenant Improvements (as defined
         ---------
in EXHIBIT B) to be installed in the Premises by Tenant will be valued at at
   ---------
least Twenty and no/100ths Dollars ($20.00) per square foot. The Tenant Improvements shall be and remain the property of Tenant during the Term of this Lease but shall become the property of Landlord, and shall remain upon the Premises, upon the expiration or sooner termination of this Lease. Landlord shall have the right, however, to require Tenant to remove any special purpose Tenant Improvements from the Premises if Landlord has indicated in writing at the time of Landlord's approval of the Tenant Improvements that such removal will be required upon the termination of this Lease. For purposes of this Lease, "special purpose Tenant Improvements" shall mean those Tenant Improvements which are special or unique to Tenant's business and which would not be usable by an average tenant occupying the Premises for the uses permitted under Paragraph 11.A. of this Lease. Any cubicles installed in the Premises by Tenant shall not be considered Tenant Improvements or Alterations but shall be and remain Tenant's Personal Property and may be removed from the Premises by Tenant at any time.

      10. Condition of Premises.
          ---------------------

          Landlord represents and warrants to Tenant that, to the best of Landlord's knowledge, as of the date that Landlord delivers possession of the Premises to Tenant, all structural portions of the Premises, including, without limitation, the roof, the foundation, exterior walls and interior load-bearing walls; all paved surfaces; the roof membrane; and all sewer, plumbing and HVAC systems currently serving the Premises will be in good operating condition, order and repair. Subject to the foregoing representation and warranty, by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in its then current condition, "as is," subject to all applicable Laws. Except as expressly set forth herein, Tenant acknowledges that neither Landlord nor Landlord's Agents have made any representations or warranties as to condition of the Premises or the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or Landlord's Agents agreed to undertake any Alterations or construct any Tenant Improvements to the Premises.

      11. Use of the Premises.
          -------------------

          A.   Tenant's Use.  Tenant shall use the Premises solely for research
               ------------
& development and general office purposes and shall not use the Premises for any other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant acknowledges that the Premises are subject and this Lease is subordinate to any covenants, conditions and restrictions which may be recorded against the Premises. Throughout the Term, Tenant shall not violate any such covenants, conditions and restrictions.

          B.   Compliance.
               ----------

               (i) Tenant shall not use the Premises or suffer or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law, rule, regulation or requirement of public authorities now in force or which may hereafter be in force, relating to or affecting the condition, use or occupancy of the Premises. Tenant shall not commit any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment of any occupant of nearby property. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum designed load for the Building or which endanger the structure; nor place any harmful liquids in the drainage systems; nor dump or store waste materials or refuse or allow such to remain outside the Building proper, except in the enclosed trash areas provided. Tenant shall not store or permit to be stored or otherwise placed any other material of any nature whatsoever outside the Building, except in designated storage areas reasonably approved by Landlord.

               (ii) In particular, Tenant, at its sole cost, shall comply with all laws relating to the storage, use and disposal of hazardous, toxic or radioactive matter by Tenant during the Term of this Lease, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Code of Regulations, Division 4, Chapter 30 as they may be amended from time to time (collectively "Hazardous Materials"). If Tenant does store, use or dispose of any Hazardous Materials, Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises. Tenant shall be solely responsible for and shall indemnify, defend, protect and hold harmless Landlord and Landlord's Agents from and against all costs, claims, damages, liabilities and expenses (including reasonable attorneys' and consultants' fees) arising out of or in connection with any storage, use, generation, release or disposal of Hazardous Materials in, on or about the Premises by Tenant, its agents, employees, contractors, invitees or subtenants during the Term of this Lease or during the early entry period described in Paragraph 4.C. above, which indemnity shall include, without limitation, damages for personal or bodily injury, property damage, damage to the environment or natural resources occurring on or off the Premises, and the cost of any investigation, monitoring, government oversight, removal, remediation, restoration, abatement and disposal. If any governmental agency or the beneficiary of any deed of trust covering the Premises requires any testing of the Premises, including the soil or groundwater of the Premises, to ascertain whether there has been any release of Hazardous Materials in, on or about the Premises, then upon reasonable prior notice to Tenant Landlord shall have the right to install monitoring wells on or about the Outside Area and to perform such other tests and investigations of the Premises for such purpose. Tenant shall reimburse Landlord as Additional Rent for the reasonable cost of such tests and investigations and of the installation, maintenance, repair and replacement of such monitoring wells or other measuring devices to the extent the results of such tests and investigations disclose that such Hazardous Materials were used, stored, generated, released or disposed of in, on or about the Premises by Tenant, its agents, employees, contractors, invitees or subtenants during the Term of this Lease or during the early entry period described in Paragraph 4.C. above. Tenant's obligations hereunder shall survive the termination of this Lease.

               (iii) Landlord represents that, to the best of Landlord's actual, current knowledge, based on the results of that certain Phase I Site Assessment prepared by Tetra Tech and dated as of September 1992 (the "Environmental Report"): (A) there are no Hazardous Materials present on or about the Premises or the soil, surface water or ground water of the Premises; (B) no underground storage tanks or asbestos-containing building materials ("ACM's") are present on the Premises, except for the possible presence of ACM's in the Building's floor tiles, as disclosed by the Environmental Report; and (C) no action, proceeding, or claim is pending or threatened against the Premises with respect to any Hazardous Materials. Tenant shall not be liable for, and Landlord shall indemnify, defend, protect and hold harmless Tenant, its agents, employees, shareholders, directors, and officers from and against all costs, claims, damages, liabilities and expenses (including reasonable attorneys' and consultants' fees) arising out of or in connection with any Hazardous Materials which were present on or about the Premises or the soil, surface water or ground water of the Premises as of the date that Landlord delivers possession of the Premises to Tenant including, without limitation, any Hazardous Materials that may be disclosed by the Environmental Report or that certain Asbestos Survey prepared by Dames and Moore dated June 1, 1997, Job #19150-005-043, or any Hazardous Materials used, released, discharged, emitted or disposed of on or about the Premises by Landlord or Landlord's Agents or contractors.

               (iv) The provisions of Paragraphs 11.B.(ii)-(iv) constitute the entire agreement between Landlord and Tenant regarding Hazardous Materials and the parties agree that no other provision of this Lease shall be deemed to apply thereto.

      12. Quiet Enjoyment.
          ---------------

          Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

      13. Alterations.
          -----------

          After the Commencement Date, Tenant shall not make any Alterations in, on or about the Premises, except for nonstructural Alterations not exceeding
Ten Thousand Dollars ($10,000.00) in cost per Alteration, without the prior written consent of Landlord, and according to plans and specifications approved in writing by Landlord, which consent shall not be unreasonably withheld. Notwithstanding the foregoing Tenant shall not, without the prior written consent of Landlord, make any (i) Alterations to the exterior of the Building;
(ii) Alterations to and penetrations of the roof of the Building; and (iii) Alterations to the Outside Area, to which Landlord may withhold Landlord's consent on wholly aesthetic grounds. All Alterations shall be installed at Tenant's sole expense (except as otherwise provided in EXHIBIT B), in compliance
                                                       ---------
with all applicable Laws, by a licensed contractor, shall be done in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date, and shall not diminish the value of the Premises. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility or other notice deemed proper before the commencement of any such work. If Landlord's consent is required for any Alteration, Landlord shall notify Tenant in writing of its approval or disapproval thereof, specifying in reasonable detail the basis for disapproval, if applicable, within ten (10) business days after Landlord's receipt of reasonably detailed plans and specifications, if applicable, for the proposed Alterations. If Landlord fails to notify Tenant of approval or disapproval within such 10-day period, Tenant may again request approval of such Alterations in writing. If Landlord fails to notify Tenant of Landlord's approval or disapproval of such Alterations within five (5) business days after Landlord's receipt of Tenant's second notice, then Landlord shall be deemed to have approved the proposed Alterations as shown on the plans and specifications provided to Landlord. Upon request, Landlord shall advise Tenant in writing whether Landlord reserves the right to require Tenant to remove any Alterations from the Premises upon termination of the Lease. If Landlord fails to require removal upon such request, Tenant shall not be required to remove such Alterations from the Premises. All Alterations and Tenant Improvements installed at Tenant's expense shall remain Tenant's property during the Term of this Lease and Tenant shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Except for Alterations which cannot be removed without structural damage to the Premises, Tenant may remove any Alterations from the Premises at any time provided Tenant repairs all damage caused by such removal. Notwithstanding any other provision of this Lease, Tenant shall be solely responsible for the maintenance and repair of any and all Alterations made by it to the Premises.

      14. Surrender of the Premises.
          -------------------------

          Upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in the same condition and repair as on the Commencement Date, normal wear and tear and damage by fire or other casualty, acts of God and condemnation, Hazardous Materials which are not released or emitted in, on or under the Premises during the Term of this Lease by Tenant, its agents, employees, contractors or invitees, and Alterations and Tenant Improvements which Tenant is not required to remove under the terms of this Lease all excepted. The Tenant Improvements and Alterations installed in the Building by Tenant shall become Landlord's property upon the expiration or sooner termination of this Lease and shall remain in and be surrendered with the Building unless Landlord has previously notified Tenant in writing that Landlord desires to have Tenant remove any special purpose Tenant Improvements or Alterations from the Premises. In such event Tenant shall remove such special purpose Tenant Improvements and such Alterations from the Premises, as well as Tenant's Personal Property, and repair any damage and perform any restoration work caused by such removal. If Tenant fails to remove such special purpose Tenant Improvements or such Alterations or any of Tenant's Personal Property, and such failure continues after the termination of this Lease, Landlord may retain such property and all rights of Tenant with respect to it shall cease, or Landlord may place all or any portion of such property in public storage for Tenant's account. Tenant shall be liable to Landlord for costs of removal of any such special purpose Tenant Improvements, Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with interest at the Interest Rate from the date of expenditure by Landlord. If Landlord elects to sell any of Tenant's Personal Property which remains on the Premises after the termination of this Lease, Landlord shall provide Tenant with at least five (5) days' prior written notice of such sale. If the Premises are not surrendered at the termination of this Lease in the condition required herein, Tenant shall indemnify Landlord and Landlord's Agents against all loss or liability, including reasonable attorneys' fees and costs, resulting from delay by Tenant in so surrendering the Premises.

          Normal wear and tear, for the purposes of this Lease, shall be construed to mean wear and tear caused to the Premises by a natural aging process which occurs in spite of prudent application of the best standards for maintenance, repair and janitorial practices. It is not intended, nor shall it be construed, to include items of neglected or deferred maintenance which would have or should have been attended to during the Term of the Lease if the best standards had been applied to properly maintain and keep the Premises at all times in good condition and repair.

      15. Real Property Taxes.
          -------------------

          A.   Payment by Tenant.  Tenant shall pay  to Landlord monthly, as
               -----------------
Additional Rent, on or before the first day of each calendar month of the Term, one-twelfth of the annual Real Property Taxes for the Premises as set forth on the county assessor's tax statement for such period. If Tenant fails to pay any Real Property Taxes when due, Tenant shall pay to Landlord any penalty incurred by such late payment. Tenant shall pay any Real Property Tax not included within the county tax assessor's tax statement within ten (10) days after being billed for same by Landlord. Assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which may formerly have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges are to be included within the definition of Real Property Taxes for purposes of this Lease.

          B.   Taxes on Tenant Improvements and Personal Property.  Tenant shall
               --------------------------------------------------
pay any increase in Real Property Taxes resulting from any and all Alterations and Tenant Improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. Tenant shall pay prior to delinquency all taxes assessed or levied against Tenant's Personal Property in, on or about the Premises or elsewhere. When possible, Tenant shall cause its Personal Property to be assessed and billed separately from the real or personal property of Landlord.

          C.   Proration.  Tenant's liability to pay Real Property Taxes shall
               ---------
be prorated on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included at the commencement or expiration of the Term. With respect to any assessments which may be levied against or upon the Premises, or which under the Laws then in force may be evidenced by improvements or other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual Real Property Taxes levied against the Premises.

      16. Utilities and Services.
          ----------------------

          Tenant shall be responsible for and shall pay promptly all charges for water, gas, electricity, telephone, refuse pickup, janitorial service and all other utilities used by Tenant in, on or about the Premises during the Term, together with any taxes thereon. Landlord shall not be liable in damages or otherwise for any failure or interruption, of any utility service or other service furnished to the Premises, except that resulting from the gross negligence or willful misconduct of Landlord or Landlord's Agents. In addition, Tenant shall not be entitled to any abatement or reduction of Rent by reason of such failure or interruption, no eviction of Tenant shall result from such failure or interruption and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure or interruption; provided, however, that in the event Tenant's use or occupancy of the Premises is materially impaired as a result of any failure or interruption of utilities, and such impairment continues for three (3) consecutive business days or longer, then Rent shall be abated proportionately, to the extent of such impairment and for the duration of such impairment, if and only if such failure or interruption was caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents or contractors, or the abatement of Rent will be covered by Landlord's rent loss insurance or other insurance maintained by Landlord. Furthermore, if any failure or interruption of utilities occurs that materially impairs Tenant's use or occupancy of the Premises for ninety (90) consecutive days or longer, then so long as such failure or interruption was not caused by the negligence or willful misconduct of Tenant, its agents, employees, contractors, or invitees, Tenant shall have the right to terminate this Lease upon written notice to Landlord.

      17. Repair and Maintenance.
          ----------------------

          A.   Landlord's Obligations.  Landlord shall keep in good order,
               ----------------------
condition and repair the structural parts of the Building, which structural parts include only the foundation and subflooring of the Building and the structural condition of the roof and the exterior walls of the Building (but excluding interior surfaces of exterior walls, windows, doors which shall be maintained and repaired by Tenant), except that any damage to any of the foregoing caused by the negligence or willful acts or omissions of Tenant or of Tenant's agents, employees or invitees, or by reason of the failure of Tenant to perform any of its repair and maintenance obligations in accordance with the terms of this Lease, or caused by Alterations made by Tenant or by Tenant's agents, employees or contractors shall be repaired by Tenant, at Tenant's expense, with contractors approved by Landlord. It is an express condition precedent to all obligations of Landlord to repair that Tenant shall have notified Landlord of the need for such repairs. Tenant waives the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to make repairs and deduct the expenses of such repairs from the Rent due under this Lease.

          B.   Tenant's Obligations.  Tenant shall at all times and at its own
               --------------------
expense clean, keep and maintain in good order, condition and repair every part of the Premises which is not within Landlord's obligation pursuant to Paragraph 17.A. Tenant's repair and maintenance obligations shall include all parking areas, sidewalks, driveways, entrances and exits, landscaping and exterior lighting, all plumbing and sewage facilities within the Building, fixtures, interior walls and ceiling, the roof membrane, floors, windows, doors, entrances, plateglass, showcases, skylights, all electrical facilities and equipment, including lighting fixtures, lamps, fans and any exhaust equipment and systems, the HVAC system, any automatic fire extinguisher equipment within the Premises, electrical motors and all other appliances and equipment of every kind and nature located in, upon or about the Premises. Notwithstanding the foregoing, if the roof membrane requires replacement during the Term of this Lease, including any extended term, then Landlord shall replace the roof membrane and the cost of such replacement shall be paid by Landlord and Tenant as follows. The cost to replace the roof membrane shall be fully amortized on a straight-line basis over the useful life of the roof membrane and Tenant shall pay to Landlord, within thirty (30) days after receipt of an itemized invoice for the cost of replacing the roof membrane, the amortized portion of such cost that is allocable to the then remaining Term of this Lease. For instance, if the useful life of the roof membrane is twenty (20) years and, at the time the roof membrane is replaced there are three (3) years remaining in the Term, then Tenant would pay to Landlord three-tenths (3/20ths) of the cost of such replacement and Landlord would pay the balance. If, however, the Term of this Lease is extended as provided in Paragraph 39, then Tenant shall pay to Landlord the amortized portion of the cost that is allocable to such extended Term. If this Lease is terminated prior to the expiration of the Term or any extended Term, for any reason other than a default by Tenant, then Landlord shall reimburse Tenant that portion of the amortized cost of such replacement that is allocable to the period from the date of termination until the expiration date of the Term or the extended Term, as applicable. The cost for replacement shall be reasonably incurred and shall be consistent with replacement costs charged by owners of buildings of similar age and construction in Santa Clara County for similar replacements. Tenant shall also be responsible for all pest control within the Premises. Landlord shall assign to Tenant any warranties with respect to the Premises which would reduce Tenant's maintenance obligations under this Lease and shall cooperate with Tenant to enforce such warranties.

               Tenant shall obtain HVAC systems preventive maintenance contracts with bimonthly or monthly service in accordance with manufacturer recommendations, which shall be subject to the reasonable approval of Landlord and paid for by Tenant, and which shall provide for and include replacement of filters, oiling and lubricating of machinery, parts replacement, adjustment of drive belts, oil changes and other preventive maintenance, including annual maintenance of duct work, interior unit drains and caulking at sheet metal, and recaulking of jacks and vents on an annual basis. Tenant shall have the benefit of all warranties available regarding the equipment in such HVAC systems. Landlord may, at Landlord's election, have the HVAC systems inspected by a licensed HVAC contractor at the expiration of the Term to confirm whether Tenant has maintained the HVAC systems as required herein. The cost of such inspection shall be paid by Tenant within ten (10) days after Landlord's written request therefor. Additionally, if any repairs and/or replacements to the HVAC system are recommended by the contractor, Tenant shall perform such repairs and/or replacements and shall provide Landlord with evidence that such repairs and/or replacements have been completed in accordance with the contractor's recommendations. If at any time during the Term of this Lease Landlord determines that Tenant is not maintaining the roof membrane and/or the HVAC system in good order, condition and repair as required herein, Landlord may, upon not less than thirty (30) days prior written notice to Tenant, elect to assume the obligation to maintain and repair the roof membrane and/or the HVAC system, as applicable, and to enter into one or more maintenance contracts with third parties for the provision of such repair and maintenance obligations. Upon such election, Tenant shall be relieved from its obligations to perform only those maintenance and repair obligations covered by such maintenance contracts, and Tenant shall pay Landlord monthly as Additional Rent the cost of such maintenance contracts, including the cost of any maintenance, repairs and replacements incurred thereunder.

          D.   Compliance with Governmental Regulations.  Subject to the
               ----------------------------------------
provisions of Exhibit B, Tenant shall, at its cost, comply with all present and
              ---------
future regulations, rules, laws, ordinances, and requirements of all governmental authorities, including, without limitation state, municipal, county and federal governments and their departments, bureaus, boards and officials (collectively, "Laws"), arising from Tenant's use or occupancy of the Premises; provided, however, that Tenant shall not be required to make any alterations or improvements to the Premises that are required to comply with any Laws unless such alterations or improvements are required by Laws applicable to the Premises and effective after the Commencement Date, and provided further that Tenant shall not be required to make any capital or structural improvements to the Premises unless such compliance is necessitated solely as a result of Tenant's particular use of the Premises or any Alterations to the Premises made by Tenant. If any capital or structural improvements to the Premises are required to comply with any Laws applicable to the Premises and effective after the Commencement Date and such improvements are not required solely as a result of Tenant's particular use of the Premises or any Alterations to the Premises made by Tenant, then such improvements shall be made by Landlord and the cost of such improvements shall be allocated between Landlord and Tenant as follows. The cost of such improvements shall be fully amortized on a straight-line basis over the useful life of such improvements and Tenant shall pay to Landlord, within thirty (30) days after receipt of a description of the improvements to be completed and an itemized invoice for the cost of designing, constructing and/or installing such improvements in the Premises, the amortized portion of such cost that is allocable to the then remaining Term of this Lease. For instance, if the useful life of the improvements is ten (10) years and, at the time the improvements are completed there are three (3) years remaining in the Term, then Tenant would pay to Landlord three-tenths (3/10ths) of the cost of such improvements and Landlord would pay the balance. If, however, the Term of this Lease is extended as provided in Paragraph 39, then Tenant shall pay to Landlord the amortized portion of the cost that is allocable to such extended Term. If this Lease is terminated prior to the expiration of the Term or any extended Term, for any reason other than a default by Tenant, then Landlord shall reimburse Tenant that portion of the amortized cost of such improvements that is allocable to the period from the date of termination until the expiration date of the Term or the extended Term, as applicable.

      18. Liens.
          -----

          Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant and hereby indemnifies and holds Landlord and Landlord's Agents harmless from all liability and cost, including attorneys' fees and costs, in connection with or arising out of any such lien or claim of lien. Tenant shall cause any such lien imposed to be released of record by payment or posting of a proper bond acceptable to Landlord within ten (10) days after written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility. If Tenant fails to so remove any such lien within the prescribed ten (10) day period, then Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord as Additional Rent for such amounts upon demand. Such reimbursement shall include all costs incurred by Landlord including Landlord's reasonable attorneys' fees with interest thereon at the Interest Rate.

      19. Landlord's Right to Enter the Premises.
          --------------------------------------

          Tenant shall permit Landlord and Landlord's Agents to enter the Premises at all reasonable times with written notice, except for emergencies in which case no notice shall be required, to inspect the same, to post Notices of Nonresponsibility and similar notices , to show the Premises to interested parties such as prospective lenders and purchasers, to make necessary repairs, to discharge Tenant's obligations hereunder when Tenant has failed to do so within thirty (30) days after written notice from Landlord (or such longer time as may be reasonably necessary to complete the performance of such obligation so long as Tenant is diligently pursuing such performance to completion), and at any reasonable time within one hundred and twenty (120) days prior to the expiration of the Term, to place upon the Building ordinary "For Lease" signs and to show the Premises to prospective tenants. The above rights are subject to reasonable security regulations of Tenant, and to the requirement that Landlord shall at all times act in a manner to cause the least possible interference with Tenant's business and shall be accompanied by a representative of Tenant during any scheduled entry and, to the extent reasonably possible, during emergencies.

      20. Signs.
          -----

          Tenant shall have the right to install a Tenant identification sign on the monument sign structure located in the Outside Area of the Premises and in any other location on the Building or in the Outside Area permitted by applicable Laws. The size, design, color and other physical aspects of any Tenant identifications sign shall be subject to Landlord's written approval prior to installation, which approval shall not be unreasonably withheld, the CC&R's and any appropriate municipal or other governmental approvals. The cost of any signs, their installation, maintenance and removal expense shall be Tenant's sole expense. If Tenant fails to maintain its signs, or, if Tenant fails to remove its signs upon termination of this Lease, Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed Additional Rent.

      21. Insurance.
          ---------

          A.   Indemnification.
               ---------------

               (i) Tenant hereby agrees to defend, indemnify, protect, and hold harmless Landlord and Landlord's Agents from and against any and all damage, loss, liability or expense, including attorneys' fees and legal costs, suffered directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury and property damage sustained by such person or persons to the extent arising out of, occasioned by or in any way attributable to the use or occupancy of the Premises or any part thereof by Tenant, the acts or omissions of Tenant, its agents, employees or any contractors brought onto the Premises by Tenant, except to the extent caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents or contractors. Tenant agrees that the obligations assumed herein shall survive this Lease.

               (ii) Landlord hereby agrees to defend, indemnify, protect, and hold harmless Tenant from and against any and all damage, loss, liability or expense, including attorneys' fees and legal costs, suffered directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury and property damage sustained by such person or persons to the extent arising from the negligence or willful misconduct of Landlord or Landlord's Agents or contractors or from Landlord's violation of applicable Laws. Landlord agrees that the obligations assumed herein shall survive this Lease.

          B.   Tenant's Insurance.  Tenant agrees to maintain in full force and
               ------------------
effect at all times during the Term, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverages:

               (i) Commercial general liability insurance protecting Landlord and Tenant against claims for bodily injury, personal injury and property damage based upon or arising out of the use, occupancy or maintenance of the Premises. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than Two Million and no/100ths Dollars ($2,000,000.00) per occurrence with an "Additional Insured - Managers or Lessors of Premises

Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement"
for damage caused by heat, smoke or fumes from a hostile fire.   The policy
shall not contain any intra-insured exclusions between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. All insurance carried by Tenant shall be primary to and not contributing with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only.

               (ii) "All-risk" or causes of loss-special form property insurance (including, without limitation, vandalism, malicious mischief, inflation endorsement, and sprinkler leakage endorsement) on Tenant's Personal Property located on or in the Premises and any Alterations to the Premises constructed by Tenant at Tenant's expense. Such insurance shall be in the full amount of the replacement cost, as the same may from time to time increase as a result of inflation or otherwise. Landlord shall have no interest in the insurance proceeds on Tenant's Personal Property, any Alterations to the Premises constructed at Tenant's expense, or any additional insurance that Tenant may elect to maintain with respect to the Tenant Improvements.

          C.   Premises Insurance.  During the Term Landlord shall maintain
               ------------------
"all-risk" or causes of loss - special form property insurance (including vandalism, malicious mischief, inflation endorsement, sprinkler leakage endorsement) and earthquake insurance on the Building in the full amount of the replacement cost thereof, excluding coverage of all Tenant's Personal Property or Alterations located on or in the Premises, but including the Tenant Improvements. Such insurance shall also include insurance against loss of rents on an all-risk basis and coverage for earthquake in an amount equal to the Monthly Rent and Additional Rent, and any other sums payable under the Lease, for a period of twelve (12) months commencing on the date of loss. Such insurance shall name Landlord and Landlord's Agents as named insureds and include a lender's loss payable endorsement in favor of Landlord's lender (Form 438 BFU Endorsement). Tenant shall reimburse Landlord annually, as Additional Rent, for the annual premiums for such insurance within thirty (30) days after Tenant's receipt of an invoice therefor. For the first year of the Term, the total premiums for Landlord's insurance, including earthquake insurance, shall not exceed Eighteen Thousand Five Hundred and no/100ths Dollars ($18,500.00).
If the property insurance premiums are increased after the Commencement Date, due to an increase in the value of the Building or its replacement cost, or due to Tenant's use of the Premises or any improvements installed by in the Building by Tenant, Tenant shall pay such increase within ten (10) days of notice of such increase. Any insurance maintained by Landlord covering the Premises and/or the Tenant Improvements shall be primary to and not contributing with any insurance maintained by Tenant covering the Premises and/or the Tenant Improvements, which insurance shall be considered excess insurance only.

          D.   Increased Coverage.  Upon demand, Tenant shall provide Landlord,
               ------------------
at Tenant's expense, with such increased amount of existing insurance, and such other insurance as Landlord or Landlord's lender may reasonably require to afford Landlord and Landlord's lender adequate protection; provided that such increased insurance or other insurance is warranted due to a substantial change in the nature of Tenant's operations at the Premises and the increased risks associated therewith or due to the total amount of any claims paid on Tenant's insurance policies in the prior twelve (12) month period, or such insurance is customarily required for similar uses by owners of comparable buildings in Santa Clara County.

          E.   Co-Insurer.  If, on account of Tenant's failure to maintain any
               ----------
of the insurance required by this Lease, Landlord is adjudged a co-insurer by its insurance carrier, then, any loss or damage Landlord shall sustain by reason thereof, including attorneys' fees and costs, shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

          F.   Insurance Requirements.  All insurance shall be in a form
               ----------------------
satisfactory to Landlord and shall be carried with companies that have a general policy holder's rating of not less than "A" due to Tenant's use of the Premises, improvements installed by Tenant and a financial rating of not less than Class "X" in the most current edition of Best's Insurance Reports; shall provide that
                                   ------------------------
such policies shall not be subject to material alteration or cancellation except after at least thirty (30) days' prior written notice to Landlord. The policy or policies, or duly executed certificates for them, together with satisfactory evidence of payment of the premium thereon shall be deposited with Landlord prior to the Commencement Date, and upon renewal of such policies, not less than thirty (30) days prior to the expiration of the term of such coverage. If Tenant fails to procure and maintain the insurance required hereunder, Landlord may, but shall not be required to, order such insurance at Tenant's expense and Tenant shall reimburse Landlord upon demand. Such reimbursement shall include all costs incurred by Landlord including Landlord's reasonable attorneys' fees, with interest thereon at the Interest Rate.

          G.   Landlord's Disclaimer.  Neither Landlord nor Landlord's Agents
               ---------------------
shall be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, glass, tile or sheetrock, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface, or from any other cause whatsoever, unless caused by or due to the sole negligence or willful misconduct of Landlord or Landlord's Agents or
contractors.   Tenant shall give prompt written notice to Landlord in case of a casualty, accident or repair needed in the Premises.

      22. Waiver of Subrogation.
          ---------------------

          Notwithstanding anything to the contrary in this Lease, Landlord and Tenant each hereby release each other and their respective agents, employees, successors, assigns and Subtenants (so long as in the event of any Sublet such Subtenant provides a mutual release to Landlord), from any liability for, and waive all rights of recovery against the other on account of, loss or damage occasioned to such waiving party for its property or the property of others under its control to the extent that such loss or damage would be covered by a standard form policy of all-risk or causes of loss - special form insurance (including, without limitation, vandalism, malicious mischief, inflation endorsement, and sprinkler leakage endorsement) or is otherwise insured against by Landlord or Tenant under any insurance policies which may be in force at the time of such loss or damage, without regard to the negligence or willful misconduct of the party so released. Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

      23. Damage or Destruction.
          ---------------------

          A.   Landlord's Obligation to Rebuild.  If the Premises are damaged or
               --------------------------------
destroyed, Landlord shall promptly and diligently repair the same unless it has the right to terminate this Lease as provided herein and it elects to so terminate.

          B.   Right to Terminate.  Landlord shall have the right to terminate
               ------------------
this Lease in the event any of the following events occur:

               (i) The cost to repair any uninsured damage to the Premises exceeds One Hundred Fifty Thousand and no/100ths Dollars ($150,000.00) and Tenant has not agreed to pay the cost of repair in excess of One Hundred Fifty Thousand Dollars ($150,000.00);

               (ii) The Building cannot, with reasonable diligence, be fully repaired by Landlord within two hundred forty (240) days after the date of the damage or destruction; or

               (iii) The Building cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, earthquake faults, radiation, chemical waste and other similar dangers.

          If Landlord elects to terminate this Lease, Landlord may give Tenant written notice of its election to terminate within thirty (30) days after such damage or destruction, and this Lease shall terminate fifteen (15) days after the date Tenant receives such notice. In such event, Landlord shall pay to Tenant from any insurance proceeds received by Landlord an amount equal to the then unamortized portion of the cost of the Tenant Improvements in excess of $10.00 per square foot. For example, if the casualty occurred during the forty-eighth month of the Term, and the original cost of the Tenant Improvements was $30.00 per square foot, or $979,800.00, then $20.00 per square foot, or $653,200.00, would be fully amortized over the seven-year Term, and 3/7ths of such amount, or $279,942.86, would be paid to Tenant from the insurance proceeds received by Landlord. If Landlord elects not to terminate the Lease, subject to Tenant's termination right set forth below, Landlord shall promptly commence the process of obtaining necessary permits and approvals and repair of the Building as soon as practicable, and this Lease will continue in full force and effect. All insurance proceeds from insurance under Paragraph 21.C., excluding proceeds for Tenant's Personal Property and Alterations, shall be disbursed and paid to Landlord.

          Tenant shall be required to pay to Landlord the amount of any deductible payable in connection with Landlord's all risk or causes of loss-special form policy of insurance (which deductible shall not exceed $5,000.00 per occurrence without the prior written consent of Tenant), unless the casualty was caused by the sole negligence or willful misconduct of Landlord. Landlord and Tenant shall each pay one-half ( 1/2) of the deductible payable under Landlord's policy of earthquake insurance. Landlord and Tenant agree that any deductible payable under all earthquake insurance policies maintained by Landlord shall not exceed a total of $300,000.00 per occurrence unless a greater amount is agreed to by both Landlord and Tenant. Landlord and Tenant shall review Landlord's earthquake insurance coverage annually to determine whether the premium and deductible payable under such policy are reasonable in light of the coverage provided and the total value of the improvements insured and whether Landlord should continue to maintain earthquake insurance coverage for the Premises and the Tenant Improvements.

          Tenant shall have the right to terminate this Lease, if the Building cannot with reasonable diligence be fully repaired, or is not fully repaired, within one hundred eighty (180) days from the date of damage or destruction. The determination of the estimated repair period shall be made by Landlord's architect or engineer in its good faith business judgment within thirty (30) days after such damage or destruction. Landlord shall deliver written notice of the repair period to Tenant after such determination has been made and Tenant shall exercise its right to terminate this Lease, if at all, within thirty (30) days of receipt of such notice from Landlord.

          C.   Limited Obligation to Repair.  Landlord's obligation, should it
               ----------------------------
elect or be obligated to repair or rebuild, shall be limited to the basic Building provided by Landlord as of the date of this Lease and the original Tenant Improvements installed by Tenant, as the case may be, and Tenant shall, at Tenant's expense, replace or fully repair all Tenant's Personal Property and any Alterations installed by Tenant and existing at the time of such damage or destruction. Landlord shall not be entitled to share in the proceeds of any separate insurance which may be maintained by Tenant covering the Tenant Improvements nor shall Tenant be required to contribute the proceeds of any such insurance to rebuild the Tenant Improvements.

          D.   Abatement of Rent.  Rent shall be temporarily abated
               -----------------
proportionately during any period when, by reason of such damage or destruction, there is interference with Tenant's use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant's use of the Premises. Such abatement shall commence upon such damage or destruction and end upon substantial completion by Landlord of the repair or reconstruction which Landlord is obligated or undertakes to do. If, however, the damage or destruction to the Premises is caused by the negligence or willful misconduct of Tenant, its agents or employees, Rent shall be abated only to the extent of any proceeds received by Landlord from rental abatement insurance described in Paragraph 21.C. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's Personal Property or any inconvenience occasioned by such damage, repair or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted.

          E.   Damage Near End of Term.  Anything herein to the contrary
               -----------------------
notwithstanding, if the Building is destroyed or damaged during the last twelve
(12) months of the Term, then Landlord may, at its option, cancel and terminate this Lease as of the date of the occurrence of such damage. If Landlord does not elect to so terminate this Lease, the repair of such damage shall be governed by Paragraphs 23.A. and 23.B.

      24. Condemnation.
          ------------

          If title to all of the Building or the Premises is taken for any public or quasipublic use under any statute or by right of eminent domain, or title to a portion of the Building or the Premises is taken so that reconstruction of the Building or the Premises will not, in Landlord's and Tenant's mutual opinion, result in the Premises being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date that possession of the Building or the Premises or part thereof be taken. If as a result of any partial taking of the Building or the Premises, the remaining portion of the Premises will not be reasonably suitable for Tenant's continued occupancy, Tenant may terminate this Lease by written notice to Landlord. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this paragraph.

          If any part of the Building or the Premises is taken and the remaining part is reasonably suitable for Tenant's continued occupancy for the purposes and uses permitted by this Lease, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Building or the Premises is taken. The Rent and other sums payable hereunder shall be reduced in the same proportion that Tenant's use and occupancy of the Premises is reduced. If any portion of the Outside Area is taken, Tenant's Rent shall be reduced to the extent such taking interferes with Tenant's use of the Premises for the purposes permitted by this Lease. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

          No award for any partial or entire taking shall be apportioned.
Tenant assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof; provided, however, that Landlord shall pay to Tenant from any award received by Landlord an amount equal to the then unamortized portion of the cost of the Tenant Improvements in excess of $10.00 per square foot, which shall be determined as described in Paragraph 23.B. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Personal Property or any Alterations, or its moving costs.

      25. Assignment and Subletting.
          -------------------------

          A.   Landlord's Consent.  Tenant shall not enter into a Sublet without
               ------------------
Landlord's prior written consent, which consent shall not be unreasonably withheld. Any Sublet made without Landlord's prior written consent shall be void and confer no rights upon any third person and, at Landlord's election, shall terminate this Lease. Each assignee shall agree in writing, for the benefit of Landlord, to assume, to be bound by, and to perform the terms, conditions and covenants of this Lease to be performed by Tenant. Notwithstanding anything contained herein, Tenant shall not be released from liability for the performance of each term, condition and covenant of this Lease by reason of Landlord's consent to a Sublet unless Landlord specifically grants such release in writing. Consent by Landlord to any Sublet shall not be deemed a consent to any subsequent Sublet.

          B.   Information to be Furnished.  If Tenant desires at any time to
               ---------------------------
Sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (i) the name of the proposed Subtenant; (ii) the nature of the proposed Subtenant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed

Sublet and a copy of the proposed Sublet form containing a description of the subject premises; and (iv) such financial information, including financial statements, as Landlord may reasonably request concerning the proposed Subtenant.

          C.   Landlord's Alternatives.  Within twenty (20) days after
               -----------------------
Landlord's receipt of the information specified in Paragraph 25.B., Landlord shall, by written notice to Tenant, elect: (i) to consent to the Sublet by Tenant; or (ii) to refuse its consent to the Sublet. If Landlord consents to the Sublet, Tenant may thereafter enter into a valid Sublet of the Premises or portion thereof, upon the terms and conditions and with the proposed Subtenant set forth in the information furnished by Tenant to Landlord pursuant to Paragraph 25.B., subject, however, at Landlord's election, to the condition that one-half ( 1/2) of any excess of the Subrent over the sum of the Rent required to be paid by Tenant under this Lease, plus reasonable and customary brokerage commissions, attorneys' fees and tenant improvement costs paid by Tenant in connection with such Sublet and, in the event of a Sublet made during the initial Term, the then unamortized portion of the cost of the Tenant Improvements in excess of $10.00 per square foot, shall be paid to Landlord. If Landlord fails to notify Tenant of its consent or refusal to grant consent to the proposed Sublet within such 20-day period, Tenant may again request approval of such Sublet in writing. If Landlord fails to notify Tenant of Landlord's consent or refusal to grant consent to such Sublet within ten (10) days after Landlord's receipt of Tenant's second notice, then Landlord shall be deemed to have approved the proposed Sublet as described in the information provided to Landlord pursuant to Paragraph 25.B.

          D.   Proration.  If a portion of the Premises is Sublet, the pro rata
               ---------
share of the Rent attributable to such partial area of the Premises shall be determined by Landlord by dividing the Rent payable by Tenant hereunder by the total square footage of the Premises and multiplying the resulting quotient (the per square foot rent) by the number of square feet of the Premises which are Sublet.

          E.   Exempt Sublets.  Notwithstanding the above, Landlord's prior
               --------------
written consent shall not be required for a Sublet of this Lease to (and Landlord shall not be entitled to payment of any excess Subrent in connection with such Sublet) a corporation controlling, controlled by or under common control with Tenant; a subsidiary or affiliate of Tenant; a successor to Tenant by merger, consolidation, nonbankruptcy reorganization or government action; or a purchaser of substantially all of Tenant's assets located at the Premises provided that (i) Tenant gives Landlord prior written notice of the name of any such assignee, (ii) at the time of such assignment, the assignee has a net worth that is equal to or greater than the net worth of Tenant immediately prior to such assignment; and (iii) the assignee assumes, in writing, for the benefit of Landlord all of Tenant's obligations under this Lease. For purposes of this Lease, any sale or transfer of Tenant's capital stock through any national market system or public exchange shall not be deemed a Sublet.

      26. Default.
          -------

          A.   Tenant's Default.  A default under this Lease by Tenant shall
               ----------------
exist if any of the following occurs:

               (i) If Tenant fails to pay Rent or any other sum required to be paid hereunder when due and Tenant fails to cure such breach within five (5) days after written notice from Landlord that such Rent or other sum is past due; provided, however, that such notice shall be in lieu of, and not in addition to, any notice required under Section 1161 of the California Code of Civil Procedure regarding unlawful detainer actions;

               (ii) If Tenant fails to execute and deliver to Landlord, within ten (10) days after Landlord's written request therefor, any subordination documentation required under Paragraph 27, or any estoppel certificate required under Paragraph 31;

               (iii) If Tenant fails to perform any other term, covenant or condition of this Lease except as provided in Paragraphs 26.A.(i) or (ii) above, and Tenant fails to cure such breach within thirty (30) days after written notice from Landlord where such breach could reasonably be cured within such thirty (30) day period; provided, however, that where such failure could not reasonably be cured within the thirty (30) day period, that Tenant shall not be in default if it commences such performance within the thirty (30) day period and diligently thereafter prosecutes the same to completion;

               (iv) If Tenant assigns its assets for the benefit of its creditors;

               (v) If the sequestration or attachment of or execution on any material part of Tenant's Personal Property essential to the conduct of Tenant's business occurs, and Tenant fails to obtain a return or release of such Personal Property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;

               (vi) If Tenant shall have abandoned the Premises and failed to pay Rent when due; or

               (vii) If a court makes or enters any decree or order other than under the bankruptcy laws of the United States adjudging Tenant to be insolvent; or approving as properly filed a petition seeking reorganization of Tenant; or directing the winding up or liquidation of Tenant and such decree or order shall have continued for a period of thirty (30) days.

          B.   Remedies.  Upon a default, Landlord shall have the following
               --------
remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

               (i) Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due.

               (ii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect, and relet the Premises or any part thereof. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all Tenant's Personal Property and store same at Tenant's cost and to recover from Tenant as damages:

               (a) The worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

               (b) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

               (c) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

               (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, or cleaning the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions; or (iv) for any other reasonable costs necessary or appropriate to relet the Premises; plus

               (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the Laws of the State of California.

     The "worth at the time of award" of the amounts referred to in Paragraphs 26.B.(ii)(a) and 26.B.(ii)(b) is computed by allowing interest at the Interest Rate on the unpaid rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Paragraph 26.B.(ii)(c) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          (iii) If the Premises have been abandoned by Tenant or this Lease has been terminated, Landlord may re-enter the Premises and remove all property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

     C. Landlord's Default. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.

     27.  Subordination.
          -------------

          This Lease is subject and subordinate to any ground and underlying leases and any first mortgages and first deeds of trust (collectively "Encumbrances") which may now affect the Premises and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the holder or holders of any such Encumbrance ("Holder") shall require this Lease be prior and superior to such Encumbrance, within ten (10) days of written request of Landlord to Tenant, Tenant shall execute, have acknowledged and deliver any and all reasonable documents or instruments, in substantially the form presented to Tenant, which Landlord or Holder deems necessary or desirable for such purposes. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all Encumbrances which are now or may hereafter be executed covering the Premises or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided only, that in the event of termination of any such lease or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant is not in default beyond any notice and applicable cure period, Holder agrees to recognize Tenant's rights under this Lease as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within ten
(10) days after Landlord's written request, Tenant shall execute any and all reasonable documents required by Landlord or the Holder to make this Lease subordinate to any lien of the Encumbrance.

          Notwithstanding anything to the contrary set forth in this paragraph, Tenant hereby attorns and agrees to attorn to any entity purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance provided such entity agrees to recognize all of Tenant's rights under this Lease in writing.

          Prior to the Commencement Date, or following the Commencement Date if Landlord refinances any Encumbrance or places any new Encumbrance on the Premises which the Holder thereof desires to be prior to this Lease, Landlord shall obtain from any Holder of any Encumbrance a written agreement, in form reasonably acceptable to Tenant, providing for the non-disturbance and recognition of Tenant's rights and interests under this Lease in the event of a foreclosure or termination of the Holder's Encumbrance.

      28. Notices.
          -------

          Any notice or demand required or desired to be given under this Lease shall be in writing and shall be personally served or in lieu of personal service may be given by mail. If given by mail, such notice shall be deemed to have been given when seventy-two (72) hours have elapsed from the time when such notice was deposited in the United States mail, registered or certified, and postage prepaid, addressed to the party to be served. At the date of execution of this Lease, the addresses of Landlord and Tenant are as set forth in Paragraph 1. After the Commencement Date, the address of Tenant shall be the address of the Premises. Either party may change its address by giving notice of same in accordance with this paragraph.

      29. Attorneys' Fees.
          ---------------

          If either party brings any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover rent, or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lease or right of either party, the prevailing party in such action or proceeding shall be entitled to recover its reasonable attorneys' fees (including attorneys' fees on appeal, and costs and expenses incurred in out-of-court negotiations, workouts and/or settlements or in seeking relief from stay or otherwise seeking to protect its rights in any bankruptcy proceeding) and all reasonable costs (including costs of consultants and experts) incurred, which shall be payable whether or not such action is prosecuted to judgment. In addition, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and expenses incurred in post-judgment proceedings to collect and enforce a judgment. This provision is separate and several and shall survive the merger of this Lease into any judgment on this Lease.

      30. Estoppel Certificates.
          ---------------------

          Tenant shall within twenty (20) days following written request by
Landlord:

          (i) Execute and deliver to Landlord an estoppel certificate, in the form prepared by Landlord (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, and
(b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord, or, if there are uncured defaults on the part of the Landlord, stating the nature of such uncured defaults, and (c) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord. Tenant's failure to deliver an estoppel certificate within twenty (20) days after delivery of Landlord's written request therefor shall be a breach of this Lease and shall be conclusive upon Tenant (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) that there are now no uncured defaults in Landlord's performance and (c) that no Rent has been paid in advance.

          (ii) Deliver to Landlord the current financial statements of Tenant, and financial statements of the two (2) years prior to the current financial statements year, with an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. All financial statements delivered by Tenant to Landlord shall be held in strict confidence by Landlord (and Landlord's lender or any prospective purchaser of the Premises requiring such financial statements) and shall be used by Landlord, Landlord's lender or such prospective purchaser only to evaluate Tenant's financial condition in connection with this Lease.

      31. Transfer of the Premises by Landlord.
          ------------------------------------

          In the event of any conveyance of the Premises and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the date of such conveyance and assignment (but excluding any obligations or liabilities which arose prior to the date of such transfer) and, with respect to the Security Deposit, shall be released of its obligations with respect thereto so long as Landlord transfers the Security Deposit to the transferee in accordance with California Civil Code
Section 1950.7. Tenant agrees to attorn to such transferee provided such transferee assumes Landlord's obligations under this Lease in writing for the benefit of Tenant.

      32. Landlord's Right to Perform Tenant's Covenants.
          ----------------------------------------------

          If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel, but only if Tenant has failed to make such payment or perform such obligation within thirty (30) days after written notice from Landlord specifying the payment to be made or the obligation to be performed. All reasonable sums so paid by Landlord and all penalties, interest and costs in connection therewith shall be due and payable by Tenant on the next day after written notice to Tenant of any such payment by Landlord, together with interest thereon at the Interest Rate from such date to the date of payment by Tenant to Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

      33. Tenant's Remedy.
          ---------------

          If, as a consequence of a default by Landlord under this Lease, Tenant recovers a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Premises and out of Rent or other income from such property received by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Premises, and neither Landlord nor Landlord's Agents shall be liable for any deficiency.

      34. Mortgagee Protection.
          --------------------

          If Landlord defaults under this Lease, Tenant will notify any beneficiary of a first deed of trust or mortgagee of a first mortgage covering the Premises of which Tenant has received written notice, including its address. Such beneficiary or mortgagee shall have thirty (30) days after receipt of such notice to cure the default specified therein; provided, however, that if the nature of the default is such that more than thirty (30) days are reasonably required to cure the default, such beneficiary or mortgagee shall have such additional time as is reasonably necessary to cure such default so long as such beneficiary or mortgagee commences to cure the default within such 30-day period and thereafter diligently prosecute such cure to completion.

      35. Brokers.
          -------

          Tenant warrants and represents that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for Bristol Commercial Brokerage and CPS, The Commercial Property Services Company and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Tenant and Landlord shall each indemnify, defend and hold each other harmless from and against any and all liabilities or expenses, including reasonable attorneys' fees and costs, arising out of or in connection with claims for commissions or fees made by any other broker or individual who represented or claims to have represented the indemnifying party. Landlord shall pay to CPS, The Commercial Property Services Company, pursuant to a separate written agreement, any commission due in connection with this Lease.

      36. Acceptance.
          ----------

          This Lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant. Neither party shall record this Lease nor a short form memorandum thereof.

      37. Parking.
          -------

          Tenant shall have the exclusive right to use the Premises' parking facilities upon such reasonable terms and conditions as may from time to time be established by Landlord.

      38. Option to Extend.
          ----------------

          A.   Option Periods.  Provided that Tenant is not in default of any
               --------------
material obligation hereunder beyond any applicable notice and cure or grace period granted to Tenant by this Lease, either at the time of exercise or at the time the extended Term commences, Tenant shall have the option to extend the initial seven (7) year Term of this Lease for two (2) additional periods of three (3) years each (each, an"Option Period") on the same terms, covenants and conditions provided herein, except that upon such renewal the Monthly Rent due hereunder shall be determined pursuant to Paragraph 38.B. Tenant shall exercise its option by giving Landlord written notice ("Option Notice") at least one hundred twenty (120) days but not more than one hundred eighty (180) days prior to the expiration of the initial Term of this Lease or the first Option Period, as applicable.

          B.   Option Period Monthly Rent.  The Monthly Rent for each Option
               --------------------------
Period shall be determined as follows:

               (i) The parties shall have thirty (30) days after Landlord receives the Option Notice within which to agree on the Monthly Rent for the first year of the Option Period based upon the then fair market rental value of the Premises as defined in Paragraph 38.B.(ii). If the parties agree on the Monthly Rent for the first year of the Option Period within thirty (30) days, they shall immediately execute an amendment to this Lease stating the Monthly Rent for the first year of the Option Period and the increases in Monthly Rent during such Option Period which shall be calculated as provided in Paragraph 38.C. If the parties are unable to agree on the Monthly Rent for the first year of the Option Period within thirty (30) days, then, the Monthly Rent for the first year of the Option Period shall be the then current fair market rental value of the Premises as determined in accordance with Paragraph 38.B.(iii).

               (ii) The "then fair market rental value of the Premises" shall be defined to mean the fair market rental value of the Premises as of the commencement of the Option Period, taking into consideration Tenant's obligation to pay additional rent and expenses, the uses permitted under this Lease, the quality, size, design, age and location of the Premises, the rent for comparable buildings located in Sunnyvale, including any economic incentives such as free rent and tenant improvement allowances. In no event shall the fair market monthly rental value of the Premises for the first year of the Option Period be less than the Monthly Rent last payable under the Lease.

               (iii)  Within thirty (30) days after the expiration of the thirty
(30) day period set forth in Paragraph 38.B.(i), each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years' full-time commercial appraisal experience in the area in which the Premises are located to appraise and set the Monthly Rent. If a party does not appoint an appraiser within such 30-day period, the single appraiser appointed shall be the sole appraiser and shall set the Monthly Rent. If the two
(2) appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the Monthly Rent. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within fifteen (15) days after the last day the two (2) appraisers are given to set the Monthly Rent. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten (10) days' notice to the other party, can apply to the then Presiding Judge of the Santa Clara County Superior Court, for the selection of a third appraiser who meets the qualifications stated in this paragraph. Each of the parties shall bear one-half ( 1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

          Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the Monthly Rent. If a majority of the appraisers are unable to set the Monthly Rent within the stipulated period of time, the three (3) appraisals for either unresolved item shall be added together and their total divided by three (3); the resulting quotient shall be the Monthly Rent. If, however, the low appraisal and/or the high appraisal are/is more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2); the resulting quotient shall be the Monthly Rent. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, then only the middle appraisal shall be used as the result of the appraisal. After the Monthly Rent has been set, the appraisers shall immediately notify the parties and the parties shall amend this Lease to set forth such amount.

          C.   Adjustments to Option Period Rent.  The Monthly Rent payable
               ---------------------------------
during the Option Period shall increase by four percent (4%) every twelve (12) months during the Option Period.

      39. General.
          -------

          A.   Captions.  The captions and headings used in this Lease are for
               --------
the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

          B.   Executed Copy.  Any fully executed copy of an original of this
               -------------
Lease shall be deemed an original for all purposes.

          C.   Time.  Time is of the essence for the performance of each term,
               ----
condition and covenant of this Lease.

          D.   Separability.  If one or more of the provisions contained herein,
               ------------
except for the payment of Rent, is for any reason held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

          E.   Choice of Law.  This Lease shall be construed and enforced in
               -------------
accordance with the Laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

          F.   Gender; Singular, Plural.  When the context of this Lease
               ------------------------
requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

          G.   Binding Effect.  The covenants and agreement contained in this
               --------------
Lease shall be binding on the parties hereto and on their respective successors and assigns to the extent this Lease is assignable.

          H.   Waiver.  The waiver by Landlord of any breach of any term,
               ------
condition or covenant, of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.

          I.   Building Area.  Landlord and Tenant agree that each has had an
               -------------
opportunity to determine to its satisfaction the actual area of the Building. All measurements of area contained in this Lease are conclusively agreed to be correct and binding on the parties, even if a subsequent measurement of one of these areas determines that it is more or less than the area reflected in this Lease. Any such subsequent determination that the area is more or less than the area shown in this Lease shall not result in a change in any of the computations of Rent or any other matters described in this Lease where area is a factor.

          J.   Approvals.  Whenever this Lease requires an approval, consent,
               ---------
designation, determination or judgment by either Landlord or Tenant, such approval, consent, designation, determination or judgment shall be reasonable (unless another standard is expressly stated), shall not be unreasonably withheld or delayed and, in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

          K.   Reasonable Expenditures.  Any expenditure by a party permitted or
               -----------------------
required under this Lease for which such party is entitled to demand and does demand reimbursement from the other party, shall be reasonably incurred and shall be substantiated by documentary evidence available for inspection and review by the other party or its authorized representative during normal business hours.

          L.   Rules and Regulations.  Any rules and regulations adopted by
               ---------------------
Landlord shall be reasonable and shall not unreasonably interfere with Tenant's use of or access to the Premises or Tenant's parking rights hereunder nor shall they materially increase Tenant's obligations or decrease Tenant's rights under this Lease.

          M.   Entire Agreement.  This Lease is the entire agreement between the
               ----------------
parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

          N.   Authority.  If Tenant is a corporation or a partnership, Tenant
               ---------
represents and warrants that each individual executing this Lease on behalf of said corporation or partnership, as the case may be, is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. Landlord, at its option, may require a copy of such written authorization to enter into this Lease.

          O.   Exhibits.  All exhibits, amendments, riders and addendums
               --------
attached hereto are hereby incorporated herein and made a part hereof.

          P.   Lease Summary.  The Lease Summary attached to this Lease is
               -------------
intended to provide general information only. In the event of any inconsistency between the Lease Summary and the specific provisions of this Lease, the specific provisions of this Lease shall prevail.

          THIS LEASE is effective as of the date the last signatory necessary to execute the Lease shall have executed this Lease.

                              TENANT:

Dated 6-17-97                 Artisan Components, Inc., a
      --------------------    California corporation

                              By /s/ Mark R. Templeton
                                ----------------------------
                                    Mark Templeton,
                                    President and CEO



                              LANDLORD:

Dated 6-17-97                 /s/ Richard V. Bowling, Jr.
     --------------------     -----------------------------------
                              Richard V. Bowling, Jr., Trustee of
                              the Bowling Revocable Trust

                              /s/ Kathleen S. Bowling
                              -----------------------------------
                              Kathleen S. Bowling, Trustee of the
                              Bowling Revocable Trust

                                  THE PREMISES
                                  ------------

                                [to be attached]

                                   EXHIBIT A
                                   ---------

                             WORK LETTER AGREEMENT
                             ---------------------

          In connection with the Demolition Work, the Exterior ADA Work, the Seismic Work and the Tenant Improvements to be performed or installed in the Premises the parties hereby agree as follows:

          1.   Demolition, Exterior ADA Work and Seismic Work. In addition, to
               ----------------------------------------------
the Tenant Improvements to the Premises to be constructed by Tenant as provided herein, Tenant shall (i) remove and/or demolish the existing interior improvements in the Building so that the Building is in shell condition (the "Demolition Work"), (ii) complete any alterations and improvements to the Outside Area of the Premises that are required to comply with applicable provisions of the Americans with Disabilities Act of 1990 (the "Exterior ADA Work"), and (iii) construct such improvements to the Building shell as may be necessary to meet the most current seismic standards of the Uniform Building Code for single-story buildings of similar construction (the "Seismic Work"). The cost of the Demolition Work, the Exterior ADA Work and the Seismic Work shall be paid by Landlord as provided in Paragraph 6 below. Landlord shall have the right to review and approve the scope of the Demolition Work, the Exterior ADA Work and the Seismic Work and to approve the contractor or contractors selected by Tenant to perform the Demolition Work, the Exterior ADA Work and the Seismic Work, which approvals shall not be unreasonably withheld or delayed.

          2.   Plans and Specifications.
               ------------------------

               (a) Exterior ADA Work and Seismic Work.  Tenant shall retain a
                   ----------------------------------
licensed architect reasonably acceptable to Landlord for the completion of final working architectural and engineering plans and specifications for the Seismic Work (the "Seismic Plans") and, to the extent applicable, final working architectural and engineering plans and specifications for the Exterior ADA Work, or if not required, a detailed description and accompanying site drawings outlining in reasonable detail the scope of the Exterior ADA Work (the "Exterior ADA Plans"). Landlord hereby approves of Malesardi Design Group as Tenant's architect for preparation of the Seismic Plans and the Exterior ADA Plans. Tenant shall submit the Seismic Plans to Landlord by June 30, 1997 and the Exterior ADA Plans to Landlord by June 30, 1997. Within five (5) business days after Landlord's receipt of the Seismic Plans and the Exterior ADA Plans, Landlord shall notify Tenant of Landlord's approval or disapproval thereof, specifying in reasonable detail the basis for Landlord's disapproval, if
applicable.   Landlord shall not unreasonably withhold or delay its consent to the Exterior ADA Plans or the Seismic Plans. If Landlord fails to notify Tenant of its approval or disapproval, specifying in reasonable detail the basis for any disapproval, within such 5-day period, Tenant may again request approval of the Exterior ADA Plans and/or the Seismic Plans, as applicable, in writing. If Landlord fails to notify Tenant of Landlord's approval or disapproval of the applicable plans within three (3) business days after Landlord's receipt of Tenant's second notice, then Landlord shall be deemed to have approved the applicable plans. If Landlord reasonably disapproves the Exterior ADA Plans and/or the Seismic Plans, Tenant shall re-submit revised plans to Landlord for Landlord's review and approval within fifteen (15) business days thereafter. Landlord shall have three (3) business days after receipt of the revised plans to approve or disapprove the revised plans. This process shall continue until Landlord has approved the plans or fails to timely

                                   EXHIBIT B
                                   ---------
disapprove such plans as provided herein. No material revisions to the approved Seismic Plans and/or the approved Exterior ADA Plans shall be made by Tenant unless approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. If any revisions to the Exterior ADA Plans and/or the Seismic Plans are required by any governmental agency to comply with applicable Laws or to obtain any necessary permits, Landlord shall consent to such revisions.

          (b) Tenant Improvements.  Landlord hereby approves Tenant's
              -------------------
preliminary space plan for the Tenant Improvements, a copy of which is attached as Exhibit B-1. Tenant shall prepare and submit to Landlord for Landlord's
   -----------
review and approval a final space plan for Tenant's proposed Tenant Improvements to the Premises by June 30, 1997. Within five (5) business days after receipt of Tenant's space plan, Landlord shall notify Tenant of Landlord's approval or disapproval thereof, specifying in reasonable detail the basis for Landlord's disapproval, if applicable. Tenant shall retain a licensed architect for the completion of final working architectural and engineering plans and specifications for the interior improvements based upon the approved space plan ("Tenant Improvement Plans"). Landlord hereby approves of Malesardi Design Group as Tenant's architect for preparation of the Tenant Improvement Plans. Tenant shall submit the Tenant Improvement Plans to Landlord by July 15, 1997. Within five (5) business days after Landlord's receipt of the Tenant Improvement Plans, Landlord shall notify Tenant of Landlord's approval or disapproval thereof, specifying in reasonable detail the basis for Landlord's disapproval, if applicable. Landlord shall not unreasonably withhold or delay its consent to the Tenant Improvement Plans. If Landlord fails to notify Tenant of its approval or disapproval, specifying in reasonable detail the basis for any disapproval, within such 5-day period, Tenant may again request approval of the Tenant Improvement Plans in writing. If Landlord fails to notify Tenant of Landlord's approval or disapproval of the Tenant Improvement Plans within three
(3) business days after Landlord's receipt of Tenant's second notice, then Landlord shall be deemed to have approved the Tenant Improvement Plans. If Landlord reasonably disapproves the Tenant Improvement Plans, Tenant shall re-submit revised plans to Landlord for Landlord's review and approval within fifteen (15) business days thereafter. Landlord shall have three (3) business days after receipt of the revised Tenant Improvement Plans to approve or disapprove the revised plans. This process shall continue until Landlord has approved the Tenant Improvement Plans or fails to timely disapprove such plans as provided herein. No material revisions to the approved Tenant Improvement Plans shall be made by Tenant unless approved in writing by Landlord, which approval shall not be unreasonably withheld. If any revisions to the Tenant Improvement Plans are required by any governmental agency to comply with applicable Laws or to obtain any necessary permits, Landlord shall consent to such revisions.

          (c) Landlord's Review of Plans.  Landlord's review of the Exterior ADA
              --------------------------
Plans, the Seismic Plans and the Tenant Improvement Plans shall be for Landlord's sole purpose and shall not imply Landlord's review of the same, nor obligate Landlord to review the same, for quality, design, compliance with Laws or other like matters. Accordingly, notwithstanding that the Exterior ADA Plans, Seismic Plans and/or Tenant Improvement Plans are reviewed by Landlord or its space planner, architect, engineers or consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Exterior ADA Plans, Seismic Plans and/or Tenant Improvement Plans.

                                   EXHIBIT B
                                   ---------

          3.   Permits and Approvals.  Tenant shall be responsible for obtaining
               ---------------------
all necessary permits and approvals (including the building and occupancy permits) and other authorizations from the City of Sunnyvale or other governmental agencies in connection with the Demolition Work and the construction of the Exterior ADA Work, the Seismic Work, and the Tenant Improvements. The cost of all such permits and approvals, including inspection, outside plan check, and other building fees required to obtain any such permits, shall be paid by Tenant.

          4.   Construction and Work Quality.  The general contractor and/or
               -----------------------------
contractors selected by Tenant for Demolition Work and construction of the Exterior ADA Improvements, the Seismic Work and the Tenant Improvements shall be subject to Landlord's approval, which shall not be unreasonably withheld or delayed. Tenant shall complete construction of the Exterior ADA Work, the Seismic Work and the Tenant Improvements in a good and workmanlike manner with new materials of good quality, in accordance with the respective plans and specifications therefor which have been approved by Landlord, and in compliance with all applicable Laws. Tenant shall keep Landlord fully informed of the progress and shall allow representatives of Landlord to observe, inspect and monitor the construction at Landlord's sole cost and expense. Tenant shall arrange for the Exterior ADA Work, the Seismic Work and the Tenant Improvements to be fully warranted (labor and materials) by the general contractor, sub-contractor, or appropriate supplier, as the case may be, for a period of one (1) year after the completion thereof. Prior to commencement of construction of the Exterior ADA Work, the Seismic Work and the Tenant Improvements Tenant shall deliver to Landlord a certification by the general contractor listing all contractors, subcontractors and suppliers to be employed in connection with such work. Tenant shall deliver to Landlord a copy of the building permit obtained by Tenant for the Exterior ADA Work, the Seismic Improvements, and the Tenant Improvements upon receipt of the permit(s) from the City of Sunnyvale. Tenant may, at Tenant's election, commence and complete the Demolition Work prior to obtaining Landlord's approval of the Tenant Improvement Plans.

          5.   Tenant Improvements Cost.  All costs of designing and
               ------------------------
constructing the Tenant Improvements shall be paid by Tenant without contribution by Landlord. The Tenant Improvements cost shall include the following: (a) all costs of preliminary and final architectural and engineering plans and specifications for the Tenant Improvements, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation; (b) all costs of obtaining building permits and other necessary authorizations from the City of Sunnyvale; (c) all costs of interior design and finish schedule plans and specifications including as-built drawings to be delivered to Landlord upon completion of the Tenant Improvements; (d) all direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises.

          6.   Demolition, Exterior ADA and Seismic Work Costs.
               -----------------------------------------------

               (a) The cost of the Demolition Work, the Exterior ADA Work and the Seismic Work shall be paid by Landlord at its sole cost and expense, without contribution by Tenant, subject to the following limitations: (i) the scope of the Demolition Work, the Exterior ADA Work and the Seismic Work shall be subject to Landlord's reasonable approval as provided in Paragraph 1 above; (ii) Tenant shall obtain competitive bids from three (3) licensed general contractors

                                   EXHIBIT B
                                   ---------
reasonably approved by Landlord for each of the Demolition Work, the Exterior ADA Work and the Seismic Work; (iii) the general contractor(s) selected by Tenant for completion of the Demolition Work, the Exterior ADA Work and the Seismic Work shall be subject to Landlord's reasonable approval; (iv) any architectural and engineering fees incurred by Tenant in connection with the Demolition Work, the Exterior ADA Work, and the Seismic Work shall be paid by Tenant; and (v) in no event shall Landlord be required to spend in excess of (A) Fifty Thousand and no/100ths Dollars ($50,000.00) for completion of the Demolition Work, (B) One Thousand Nine Hundred Forty and no/100ths Dollars ($1,940.00) for completion of the Exterior ADA Work, and (C) Twenty-Five Thousand and no/100ths Dollars ($25,000.00) for completion of the Seismic Work.

               (b) The cost of the Demolition Work, the Exterior ADA Work and the Seismic Work shall be paid by Landlord on a progress payment basis within ten (10) business days after Landlord's receipt of (i) a description of the work completed to date, the cost of the work completed and a list of the contractors, subcontractors and suppliers to be paid at such time; and (ii) appropriate lien releases for the work completed from each of the contractors, subcontractors and suppliers to be paid. A ten percent (10%) retainage shall be withheld from each progress payment. The remaining ten percent (10%) due shall be paid to Tenant within ten (10) business days after a Notice of Completion has been recorded for the Exterior ADA Work and the Seismic Work, as applicable, and Landlord has received all of the following: (i) an unconditional waiver and release upon final payment from Tenant's general contractor and each subcontractor and supplier; (ii) a letter executed by Tenant's architect certifying that the Exterior ADA Work and the Seismic Work have been completed in accordance with the Exterior ADA Plans and the Seismic Plans, respectively; and (iii) evidence that the Exterior ADA Work and the Seismic Work have been inspected and approved by the building department of the City of Sunnyvale.

               (c) If Landlord fails to make any progress payment to Tenant in connection with the Demolition Work, the Exterior ADA Work or the Seismic Work within such 10-day period, then Tenant may again request payment of the applicable costs in writing. If Landlord fails to pay any such costs within five (5) business days after receipt of Tenant's second request for payment, and Landlord's failure to pay such costs is not due to Tenant's failure to submit any of the information required under Paragraph 6(b), then Tenant may stop construction of all work and the Commencement Date of this Lease, and Tenant's obligation to pay Rent or Landlord's out-of-pocket costs, as applicable, shall be extended by one (1) day for each day that Landlord fails to make the required progress payment. If Landlord fails to make any progress payment within sixty (60) days after Tenant's request therefor and Landlord's failure to pay such costs is not due to Tenant's failure to submit any of the information required under Paragraph 6(b), then Landlord shall be in breach of this Lease. In such event, Tenant shall be entitled to terminate this Lease and/or sue Landlord for all damages proximately caused by such breach, including, without limitation, all amounts owed under any construction contract for the Demolition Work, the Exterior ADA Work, the Seismic Work and the Tenant Improvements.

          7.   Change Requests.  No material revisions to the approved Tenant
               ---------------
Improvement Plans, Exterior ADA Plans or Seismic Plans shall be made by either Landlord or Tenant unless approved in writing by both parties. Tenant agrees to make all changes required by any public agency to conform with governmental regulations, or reasonably requested in writing by Landlord.

                                   EXHIBIT B
                                   ---------

Any costs related to changes to the Tenant Improvement Plans, the Exterior ADA Plans and/or the Seismic Plans that are required by any public agency to conform with governmental regulations shall be paid for by Tenant. Any costs related to changes to the Exterior ADA Plans or the Seismic Plans that are requested by Landlord and any changes to the Tenant Improvement Plans that are requested by Landlord after the same have been approved by Landlord shall be paid for by Landlord.

          8.   Insurance.  During demolition of the existing interior
               ---------
improvements and construction of the Exterior ADA Work, the Seismic Work and the Tenant Improvements, Tenant shall be required to carry (or cause its contractor to carry) workers' compensation insurance in the statutory limits, builder's all-risk insurance, and liability insurance satisfying the requirements of Paragraphs 21.B.(i) and 21.F. of the Lease.

                                   EXHIBIT B
                                   ---------

                         COMMENCEMENT DATE MEMORANDUM
                         ----------------------------


LANDLORD:           Richard V. Bowling, Jr. and Kathleen S. Bowling,
                    Trustees of the Bowling Revocable Trust

TENANT:             Artisan Components, Inc.

LEASE DATE:         June 16, 1997

PREMISES:           1195 Bordeaux Drive
                    Sunnyvale, California

          Pursuant to Paragraph 4.A. of the above referenced Lease, the Commencement Date is hereby established as _________________, 1997.

                              TENANT:

Dated____________________     Artisan Components, Inc., a
                              California corporation

                              By____________________________
                                    Mark Templeton,
                                    President and CEO



                              LANDLORD:

Dated____________________     _______________________________
                              Richard V. Bowling, Jr., Trustee of
                              the Bowling Revocable Trust

                              _______________________________
                              Kathleen S. Bowling, Trustee of the
                              Bowling Revocable Trust

                                  EXHIBIT C
                                  ---------

                                     LEASE
                                     -----

                          (SINGLE-TENANT MODIFIED NET)



                                 by and between



                Richard V. Bowling, Jr. and Kathleen S. Bowling,
                    Trustees of the Bowling Revocable Trust

                                  ("Landlord")


                                      and


                            Artisan Components, Inc.

                                   ("Tenant")



                  For the approximately 32,660 SF Premises at
                    1195 Bordeaux Drive, Sunnyvale, CA 94089

                             LEASE SUMMARY
                             -------------

Lease Date:                  June 16, 1997

Landlord:                    Richard V. Bowling, Jr. and Kathleen S. Bowling,
                             Trustees of the Bowling Revocable Trust

Address of Landlord:         P.O. Box 1085
                             Danville, CA 94526

Tenant:                      Artisan Components, Inc.

Address of Tenant:           2077 Gateway Place
                             San Jose, CA 95110-1016

Contact:                     Beth Bartel

Telephone:                   (408)453-1000

Building Address:            1195 Bordeaux Drive

Building Square Footage:     approximately 32,660 square feet

Commencement Date:           See Paragraph 4.A.

Term:                        seven (7) years

Monthly Rent:

     Months of Term                 Net Monthly Rent
     --------------                 ----------------

      1 through 12                  $35,926.00/month
     13 through 24                  $37,559.00/month
     25 through 36                  $39,192.00/month
     37 through 48                  $40,825.00/month
     49 through 60                  $42,458.00/month
     61 through 72                  $44,091.00/month
     73 through 84                  $45,724.00/month


Security Deposit:             $45,724.00

                               TABLE OF CONTENTS
                               -----------------

Article                                                      Page
-------                                                      ----
   1.   Parties                                                  1

   2.   Premises                                                 1

   3.   Definitions                                              1

   4.   Lease Term                                               3

   5.   Rent                                                     4

   6.   Late Payment Charges                                     5

   7.   Security Deposit                                         5

   8.   Holding Over                                             6

   9.   Tenant Improvements                                      6

   10.  Condition of Premises                                    7

   11.  Use of the Premises                                      7

   12.  Quiet Enjoyment                                          9

   13.  Alterations                                              9

   14.  Surrender of the Premises                               10

   15.  Real Property Taxes                                     10

   16.  Utilities and Services                                  11

   17.  Repair and Maintenance                                  12

   18.  Liens                                                   14

   19.  Landlord's Right to Enter the Premises                  14

   20.  Signs                                                   15

Article                                                      Page
-------                                                      ----
   21.    Insurance                                             15

   22.    Waiver of Subrogation                                 17

   23.    Damage or Destruction                                 18

   24.    Condemnation                                          19

   25.    Assignment and Subletting                             20

   26.    Default                                               21

   27.    Subordination                                         24

   28.    Notices                                               24

   29.    Attorneys' Fees                                       25

   30.    Estoppel Certificates                                 25

   31.    Transfer of the Premises by Landlord                  26

   32.    Landlord's Right to Perform Tenant's Covenants        26

   33.    Tenant's Remedy                                       26

   34.    Mortgagee Protection                                  26

   35.    Brokers                                               27

   36.    Acceptance                                            27

   37.    Parking                                               27

   38.    Option to Extend.                                     27

   39.    General                                               29

                               TABLE OF EXHIBITS
                               -----------------


EXHIBIT A                          The Premises

EXHIBIT B                          Work Letter Agreement

EXHIBIT C                          Commencement Date Memorandum